                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 11, 1999





                        GREEN TREE FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                  01-08916
        Delaware                 [333-63265]                 41-1807858
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                (IRS employer
     of incorporation)           file number)             identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1.             Changes in Control of Registrant.
                    ---------------------------------
                    Not applicable.

Item 2.             Acquisition or Disposition of Assets.
                    -------------------------------------
                    Not applicable.

Item 3.             Bankruptcy or Receivership.
                    ---------------------------
                    Not applicable.

Item 4.             Changes in Registrant's Certifying Accountant.
                    ----------------------------------------------
                    Not applicable.

Item 5.             Other Events.
                    -------------
                    Not applicable.

Item 6.             Resignations of Registrant's Directors.
                    ---------------------------------------
                    Not applicable.

Item 7.             Financial Statements and Exhibits.
                    ----------------------------------
                    (a)    Financial statements of businesses acquired.

                           Not applicable.

                    (b)    Pro forma financial information.

                           Not applicable.

                    (c)    Exhibits.

                           The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


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                    Exhibit No.     Description
                    -----------     -----------

                        99 External Computational and Descriptive Information distributed in connection with Certificates for Manufactured Housing Contract Senior/Subordinate Pass-Through
                                    Certificates, Series 1999-2, issued by
                                    Green Tree Financial Corporation, as Seller and Servicer.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREEN TREE FINANCIAL CORPORATION



                                    By: /s/ Joel H. Gottesman
                                       -------------------------------
                                       Joel H. Gottesman
                                       Senior Vice President, General Counsel
                                       and Secretary


                                        3
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                                INDEX TO EXHIBITS




Exhibit Number                                             Filed Electroncially
--------------                                             --------------------

     99 External Computational and Descriptive Information distributed in connection with Certificates for Manufactured Housing Contract Senior/Subordinate Pass-Through
                  Certificates, Series 1999-2, issued by
                  Green Tree Financial Corporation, as Seller and Servicer.



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